UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2020

KUSHCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55418	46-5268202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6261 Katella Ave Ste 250, Cypress, CA	90630
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 243-4311

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KSHB	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 20, 2020, KushCo Holdings, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

(i)  the election of five director nominees for a one-year term, such term to continue until the Company’s annual meeting of stockholders in 2021 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

(ii)  the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2020; and

(iii)  the approval of an amendment to the Company’s 2016 Stock Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 10,000,000 shares.

The voting results from the Annual Meeting are reported below.

Proposal 1 – Election of Directors

Eric Baum, Barbara Goodstein, Donald Hunter, Dallas Imbimbo and Nicholas Kovacevich were elected as directors for a one-year term, such term to continue until the annual meeting of stockholders in 2021 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal. The results of the election were as follows:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Eric Baum	21,649,581	-	1,163,868	45,200,432
Barbara Goodstein	21,381,308	-	1,432,141	45,200,432
Donald Hunter	21,356,484	-	1,456,965	45,200,432
Dallas Imbimbo	21,750,214	-	1,063,235	45,200,432
Nicholas Kovacevich	22,098,802	-	714,647	45,200,432

Proposal 2 – Ratification of the Appointment of Marcum LLP

The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2020 was ratified. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
64,334,280	2,672,925	1,006,676

Proposal 3 – Approval of Amendment to 2016 Stock Incentive Plan

The amendment to the Company’s 2016 Stock Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 10,000,000 shares was not approved due to the inclusion of broker non-votes. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,875,537	3,721,638	216,274	45,200,432

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUSHCO HOLDINGS, INC.
(Registrant)

February 24, 2020	/s/ Nicholas Kovacevich
(Date)	Nicholas Kovacevich
Chairman and Chief Executive Officer